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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Standard Pacific Corp.:

  As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 23, 1998, included in Standard Pacific Corp.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.

                                          /s/ Arthur Andersen LLP
                                          ----------------------------------
                                          Arthur Andersen LLP

Orange County, California
September 29, 1998